Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT
This Amendment No. 1 to Stock Purchase Agreement (this “Amendment”) is made as of May 31, 2013, by and among the RECEIVER OF PMI MORTGAGE INSURANCE CO. IN REHABILITATION on behalf of PMI MORTGAGE INSURANCE CO., an Arizona stock insurance corporation (“PMI”), CMFG LIFE INSURANCE COMPANY, formerly known as CUNA Mutual Insurance Society, an Iowa corporation (“CUNA Mutual”), solely for the purposes expressly set forth in the Purchase Agreement (as defined below) as amended hereby, CMG MORTGAGE INSURANCE COMPANY, a Wisconsin insurance company (“CMG MI”), ARCH U.S. MI HOLDINGS INC., a Delaware corporation (the “Purchaser”), and, solely for the purposes expressly set forth in the Purchase Agreement as amended hereby, ARCH CAPITAL GROUP (US) INC., a Delaware corporation (the “Purchaser Parent”). PMI, CUNA Mutual, the Purchaser and, solely for the purposes expressly set forth in the Purchase Agreement as amended hereby, CMG MI and the Purchaser Parent shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein have the meanings given to them in the Purchase Agreement.
RECITALS
WHEREAS, the Parties entered into a Stock Purchase Agreement, dated as of February 7, 2013 (including the exhibits and schedules thereto, the “Purchase Agreement”);
WHEREAS, Section 14.8 of the Purchase Agreement provides that no amendment or waiver of any provision of the Purchase Agreement shall be valid unless in writing and signed by the Party to be charged with such amendment or waiver; and
WHEREAS, the Parties desire to amend, modify and supplement the Purchase Agreement as described in this Amendment.
NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amendments to Section 1.1 of the Purchase Agreement.
(a)    The definition of “Transaction Documents” is hereby deleted in its entirety from Section 1.1 of the Purchase Agreement and replaced with the following:
““Transaction Documents” means, collectively (i) this Agreement, (ii) the Distribution Services Agreement, between CUNA Mutual, CMG MI and Arch Capital Group Ltd., in the form and substance attached as Exhibit D hereto (the “Distribution Services Agreement”), (iii) the Indemnification Escrow Agreement, (iv) the CMG MI Quota Share Reinsurance Agreement, (v) the Quota Share Reinsurance Agreement, between CMG MI and an Affiliate of CUNA Mutual, in the form and substance attached as Exhibit E hereto (the “CUNA Mutual Quota Share Reinsurance Agreement”), (vi) a Trademark License Agreement, between CUNA Mutual and the CMG Companies, which shall be in the form and substance attached as Exhibit F hereto, (vii) the Flow of Funds Memorandum, (viii) the Guaranty, from CUNA Mutual to CMG MI, which shall be in the form and substance attached as Exhibit A to the CUNA Mutual Quota Share Reinsurance Agreement (the “Guaranty”), (ix) that certain letter agreement between CUNA Mutual and the Purchaser dated as of the date hereof, (x) a Quota Share Reinsurance Agreement, between CMG MI and PMI Insurance Co., an Arizona corporation and wholly owned subsidiary of PMI, in the form and substance attached as Exhibit K hereto (the “PIC Quota Share Reinsurance Agreement”) and (xi) any other Contracts delivered by any Party hereto at or prior to the Closing pursuant to or in furtherance of the transactions contemplated by this Agreement (including, in each case, any and all exhibits, schedules and attachments to any such documents and any other documents executed or delivered in connection therewith) in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time."
(b)    The following defined term is hereby added to Section 1.1 of the Purchase Agreement immediately following the term “Pollutants”:
““Post-Closing Reinsurance Agreements” means, collectively, the PIC Quota Share Reinsurance Agreement and the CUNA Mutual Quota Share Reinsurance Agreement.”
2.    Amendment to Section 1.2 of the Purchase Agreement. Section 1.2 of the Purchase Agreement is hereby amended by adding a reference to “PIC Quota Share Agreement” in alphabetical order in the table therein and a corresponding cross-reference to the definition of “Transaction Documents”.
3.    Amendment to Section 2.2(a) of the Purchase Agreement. Section 2.2(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“(a)    Upon the terms and subject to the conditions of this Agreement, including Section 2.3, as aggregate consideration for the Shares, on the Closing Date, the Purchaser will pay to the Sellers an amount (the “Closing Date Payment”) equal to the sum of (i) eighty percent (80%) of the difference of (x) the greater of (1) the Estimated Closing Date Book Value determined in accordance with Section 2.2(b) and (2) one hundred eighty-five million dollars ($185,000,000) minus (y) an amount equal to the Seller Capital Contributions, such amount not to exceed $10,000,000 in the aggregate minus (z) the Estimated Current Affiliate Obligations, to the extent not previously accrued and reflected in the Estimated Closing Date Book Value, plus (ii) 100% of the aggregate amount of any Seller Capital Contributions, up to $10,000,000. Such Closing Date Payment shall be subject to adjustment following Closing in accordance with Section 2.6.”
4.    Amendment to Section 2.7(b) of the Purchase Agreement: Section 2.7(b) of the Purchase Agreement is hereby amended by deleting reference to “one hundred ten percent (110%)” therein and replacing the same with “one hundred fifty percent (150%)”.
5.    Amendment to Section 9.2(b) of the Purchase Agreement: Section 9.2(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“(b)    Agreements and Covenants. Each Seller shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants to be performed or complied with by such Seller pursuant to this Agreement, other than Section 7.2, at or prior to the Closing Date, and the Purchaser shall have received a certificate, dated as of the Closing Date, in form and substance reasonably acceptable to the Purchaser, to such effect signed by an officer of such Seller. For the avoidance of doubt, the execution and delivery of the Post-Closing Reinsurance Agreements (including effectiveness of the Guaranty) by the parties thereto shall be a condition to the Purchaser Parties’ obligations under this Agreement unless the parties thereto have not obtained approval from Fannie Mae and Freddie Mac or any other Governmental Approval required for such Post-Closing Reinsurance Agreements at or prior to the Closing. In the event that such Governmental Approvals required for the CUNA Mutual Quota Share Reinsurance Agreement are not obtained on or prior to the date on which all other conditions to Closing have otherwise been satisfied (other than those conditions that by their nature are to be satisfied at Closing), then the execution and delivery of the CUNA Mutual Quota Share Reinsurance Agreement by the parties thereto shall not be a condition to Closing. In the event that such Governmental Approvals required for the PIC Quota Share Reinsurance Agreement are not obtained on or prior to the date on which all other conditions to Closing have otherwise been satisfied (other than those conditions that by their nature are to be satisfied at Closing), then the execution and delivery of the PIC Quota Share Reinsurance Agreement by the parties thereto shall not be a condition to Closing.”
6.    Amendment to Section 9.3(b) of the Purchase Agreement: Section 9.3(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“(b)    Agreements and Covenants. Each of the Purchaser Parties shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants to be performed or complied with by it pursuant to this Agreement at or prior to the Closing Date, and the Sellers shall have received a certificate, dated as of the Closing Date, in form and substance reasonably acceptable to the Sellers, to such effect signed by an officer of the Purchaser. For the avoidance of doubt, the execution and delivery of the Post-Closing Reinsurance Agreements (including effectiveness of the Guaranty) by the parties thereto shall be a condition to the Sellers’ obligations under this Agreement unless the parties thereto have not obtained approval from Fannie Mae and Freddie Mac or any other Governmental Approval required for such Post-Closing Reinsurance Agreements at or prior to the Closing. In the event that such Governmental Approvals required for the CUNA Mutual Quota Share Reinsurance Agreement are not obtained on or prior to the date on which all other conditions to Closing have otherwise been satisfied (other than those conditions that by their nature are to be satisfied at Closing), then the execution and delivery of the CUNA Mutual Quota Share Reinsurance Agreement by the parties thereto shall not be a condition to Closing. In the event that such Governmental Approvals required for the PIC Quota Share Reinsurance Agreement are not obtained on or prior to the date on which all other conditions to Closing have otherwise been satisfied (other than those conditions that by their nature are to be satisfied at Closing), then the execution and delivery of the PIC Quota Share Reinsurance Agreement by the parties thereto shall not be a condition to Closing.”
7.    Replacement of Exhibit E to the Purchase Agreement. Exhibit E to the Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.
8.    Addition of Exhibit K to the Purchase Agreement. The Purchase Agreement is hereby amended by adding Exhibit K attached hereto as a new Exhibit K thereto immediately after Exhibit J thereto.
9.    Amendments to Schedules to Purchase Agreement. The Schedules to the Purchase Agreement are hereby amended as follows:
(a)    Schedule 1.1(d) to the Purchase Agreement is hereby amended by adding the following thereto after item 3 thereon:
“4.    Approval, if required, from Fannie Mae and/or Freddie Mac for the PIC Quota Share Reinsurance Agreement.”
(b)    Schedule 1.1(f) to the Purchase Agreement is hereby amended by adding the following thereto after item 7 thereon:
“8.    Approval, if required, from Fannie Mae and/or Freddie Mac for the PIC Quota Share Reinsurance Agreement.”

10.    References in the Purchase Agreement. All references in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment.
11.    Limitation of Amendment. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver or modification of any term, condition or covenant of the Purchase Agreement. Any conflict between the terms herein and in the Purchase Agreement shall be governed by the terms of this Amendment. Except as expressly amended hereby, all terms and conditions set forth in the Purchase Agreement are hereby affirmed by the Parties and shall remain in full force and effect.
12.    Severability. The determination of any court that any provision of this Amendment is invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity of the offending term or provision in any other situation or in any other jurisdiction. Upon such a determination, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
13.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO RULES GOVERNING CONFLICT OF LAWS THEREIN.
14.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Original signatures hereto may be delivered by facsimile or .pdf which shall be deemed originals.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.
THE RECEIVER OF PMI MORTGAGE INSURANCE CO., IN REHABILITATION, ON BEHALF OF PMI MORTGAGE INSURANCE CO.

By: /s/ Truitte D. Todd
Print name: Truitte D. Todd
Title: Special Deputy Receiver

CMFG LIFE INSURANCE COMPANY

By: /s/ Jeff Post
Print name: Jeff Post
Title: President and Chief Executive Officer

SOLELY FOR THE LIMITED PURPOSES SET FORTH IN THE PURCHASE AGREEMENT AS AMENDED HEREBY
CMG MORTGAGE INSURANCE COMPANY

By: /s/ Sean Dilweg
Print name: Jeff Post
Title: President

By: /s/ Thomas H. Jeter
Print name: Thomas H. Jeter
Title: Chairman & Asst. Treasurer

[Amendment No. 1 to Stock Purchase Agreement]

ARCH U.S. MI HOLDINGS INC.

By: /s/ David Gansberg
Print name: David Gansberg
Title: President & CEO

SOLELY FOR THE LIMITED PURPOSES SET FORTH IN THE PURCHASE AGREEMENT AS AMENDED HEREBY
ARCH CAPITAL GROUP (US) INC.

By: /s/ Joseph S. Labell
Print name: Joseph S. Labell
Title: Vice President & Deputy General Counsel

[Amendment No. 1 to Stock Purchase Agreement]